SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

    This Sixth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of September 15, 2010, by and between COMERICA BANK (“Bank”) and LYRIS, INC., LYRIS TECHNOLOGIES INC. and COMMODORE RESOURCES (NEVADA), INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

    Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of June 19, 2009, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 2009 and that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of May 6, 2010 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

    NOW, THEREFORE, the parties agree as follows:

    1. The following defined term in Section 1.1 of the Agreement hereby is amended and restated as follows:

       “EBITDA” means earnings of Borrowers before interest, taxes, depreciation, amortization and non-cash stock compensation expense and provided that Borrowers may add back to EBITDA a one time severance related expense of One Million One Hundred Thousand Dollars ($1,100,000) incurred in August 2010.

    2. Section 6.7 of the Agreement hereby is amended and restated in its entirety to read as follows:

    “6.7 Financial Covenants. Borrowers shall at all times maintain the following financial ratios and covenants:

          (a) Liquidity. Liquidity of not less than One Million Dollars ($1,000,000).

          (b) Six Month EBITDA. Measured monthly on a trailing sixth (6) month basis, EBITDA of not less than the following for the applicable periods:

Measuring Period Ending	Minimum Trailing Six (6) month EBITDA
6/30/10	$750,000
7/31/10	$500,000
8/31/10	$1.00
9/30/10	($850,000)
10/31/10	($1,125,000)
11/30/10	($1,200,000)
12/31/10	($1,150,000)
1/31/11	($850,000)
2/28/11	($500,000)
3/31/11	$1.00

    Bank shall be entitled to modify the foregoing covenant for the 2011 calendar year in Bank’s sole discretion upon receipt of Borrowers’ 2011 board approved plan.”

    3. Exhibit C to the Agreement hereby is replaced with Exhibit C attached hereto.

    4. Bank hereby waives Borrower’s violation of Section 6.7(b) of the Agreement for the August 2010 measuring period.

    5. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

    6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

    7. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that, except as expressly waived hereby, no Event of Default has occurred and is continuing.

    8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Amendment, duly executed by each Borrower;

          (b) a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

          (c) an amendment fee in the amount of Two Thousand Five Hundred Dollars ($2,500);

          (d) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

          (e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

    9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

    IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LYRIS, INC.

By:	/s/ Heidi L Mackintosh

Title:	Chief Financial Officer

LYRIS TECHNOLOGIES INC.

By:	/s/ Heidi L Mackintosh

Title:	Chief Financial Officer

COMMODORE RESOURCES (NEVADA), INC.

By:	/s/ Richard A. McDonald

Title:	President

COMERICA BANK

By:	/s/ Kim Crosslin

Title:	Vice President

[Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	LYRIS INC., for itself and on behalf of all Borrowers

    The undersigned authorized officer of LYRIS, INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required		Complies
Monthly financial statements	Monthly within 30 days		Yes	No
10K	Within 90 days of fiscal year end		Yes	No
10Q	Within 45 days of quarter end		Yes	No
Borrowing Base Cert, A/R & A/P Agings	Monthly within 30 days		Yes	No
Compliance Cert.	Monthly within 30 days		Yes	No
A/R Audit	Semi-Annual		Yes	No
IP Report	Quarterly within 45 days		Yes	No
Total amount of Borrowers' cash and	Amount:	$________	Yes	No
investments
Total amount of Borrowers' cash and	Amount:	$________	Yes	No
investments maintained with Bank

Financial Covenant	Required	Actual	Complies
Minimum Liquidity	$1,000,000	$___________
			Yes	No
Minimum 6-Month EBITDA	See attached chart
		$___________	Yes	No

Comments Regarding Exceptions: See Attached.

Sincerely,

SIGNATURE

TITLE

DATE
BANK USE ONLY

Received by:
AUTHORIZED SIGNER
Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status	Yes No

Minimum Trailing 6 month EBITDA Requirements

Measuring Period Ending	Minimum Trailing Six (6) month EBITDA
6/30/10	$750,000
7/31/10	$500,000
8/31/10	$1.00
9/30/10	($850,000)
10/31/10	($1,125,000)
11/30/10	($1,200,000)
12/31/10	($1,150,000)
1/31/11	($850,000)
2/28/11	($500,000)
3/31/11	$1.00

    Bank shall be entitled to modify the foregoing covenant for the 2011 calendar year in Bank’s sole discretion upon receipt of Borrowers’ 2011 board approved plan